Schedule of Investments
August 31, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities– 100.98%
Diversified–44.40%
Energy Transfer L.P.	33,015,345	$585,031,913
Enterprise Products Partners L.P.	18,275,000	587,358,500
MPLX L.P.	11,739,596	597,193,249
		1,769,583,662
Gathering & Processing –17.78%
Hess Midstream L.P.	2,350,000	96,820,000
Summit Midstream Corp.(a)(b)	738,629	17,003,240
Western Midstream Partners L.P.	15,173,546	594,954,739
		708,777,979
Other Energy–21.38%
Arko Corp.	1,626,925	8,134,625
CrossAmerica Partners L.P.(a)	3,748,183	77,999,688
Global Partners L.P.	1,337,981	71,060,171
KNOT Offshore Partners L.P. (United Kingdom)(a)	1,776,804	14,783,009
Kodiak Gas Services, Inc.	2,238,222	80,105,965
Sunoco L.P.	5,854,810	306,206,563
USA Compression Partners L.P.(a)	9,151,625	220,188,098
Westlake Chemical Partners L.P.(a)	3,330,319	73,566,747
		852,044,866
Petroleum Pipeline Transportation–16.81%
Delek Logistics Partners L.P.	1,227,101	53,771,566
Genesis Energy L.P.(a)	9,370,932	159,212,134
NGL Energy Partners L.P.(a)(b)	12,412,037	67,149,120
Plains All American Pipeline L.P.	21,283,333	383,099,994
South Bow Corp. (Canada)	250,000	6,935,000
		670,167,814
Terminalling & Storage–0.61%
Martin Midstream Partners L.P.(a)	7,026,434	24,100,669
Total Master Limited Partnerships & Related Entities (Cost $2,250,590,822)		4,024,674,990
Shares		Value
Common Stocks & Other Equity Interests–10.86%
Diversified–2.70%
ONEOK, Inc.	1,408,414	$107,574,661
Gathering & Processing–7.60%
Antero Midstream Corp.	17,022,509	302,830,435
Natural Gas Pipeline Transportation–0.56%
Kinetik Holdings, Inc.	535,000	22,379,050
Petroleum Pipeline Transportation–0.00%
Phillips 66	500	66,790
Total Common Stocks & Other Equity Interests (Cost $134,176,361)		432,850,936
Units
Exchange-Traded Funds–0.52%
Other Energy–0.52%
Invesco SteelPath MLP & Energy Infrastructure ETF(a) (Cost $20,366,900)	850,000	20,648,540
Preferred Master Limited Partnerships & Related Entities–0.06%
Other Energy–0.06%
Global Partners L.P. (Cost $2,500,000)	100,000	2,573,500
Shares
Money Market Funds–1.34%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(a)(c)	18,760,055	18,760,055
Invesco Treasury Portfolio, Institutional Class, 4.17%(a)(c)	34,840,102	34,840,102
Total Money Market Funds (Cost $53,600,157)		53,600,157
TOTAL INVESTMENTS IN SECURITIES—113.76% (Cost $2,461,234,240)		4,534,348,123
OTHER ASSETS LESS LIABILITIES–(13.76)%		(548,581,635)
NET ASSETS–100.00%		$3,985,766,488
Investment Abbreviations:
ETF	– Exchange-Traded Fund
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended August 31, 2025.

							Dividends and Distributions
	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2025	Return of Capital	Capital Gains	Income
Invesco SteelPath MLP & Energy Infrastructure ETF	$-	$20,366,900	$-	$281,640	$-	$20,648,540	$-	$-	$90,000
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	157,294,747	(138,534,692)	-	-	18,760,055	-	-	773,002
Invesco Treasury Portfolio, Institutional Class	-	292,118,816	(257,278,714)	-	-	34,840,102	-	-	1,425,011
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Income Fund

							Dividends and Distributions
	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2025	Return of Capital	Capital Gains	Income
Investments in Other Affiliates:
CrossAmerica Partners L.P.	$77,399,979	$-	$-	$6,503,097	$-	$77,999,688	$(5,903,388)	$-	$-
Genesis Energy L.P.	103,278,766	10,725,258	-	49,656,971	-	159,212,134	(4,448,861)	-	-
KNOT Offshore Partners L.P.	10,358,767	-	-	4,424,242	-	14,783,009	-	-	138,591
Martin Midstream Partners L.P.	27,965,207	-	-	(3,759,141)	-	24,100,669	(105,397)	-	-
NGL Energy Partners L.P.	59,826,018	-	-	7,323,102	-	67,149,120	-	-	-
Summit Midstream Corp.	27,912,790	-	-	(10,909,550)	-	17,003,240	-	-	-
USA Compression Partners L.P.	217,748,234	1,916,920	-	14,897,378	-	220,188,098	(14,374,434)	-	-
Westlake Chemical Partners L.P.	80,112,483	-	(944,054)	(1,238,459)	365,370	73,566,747	(4,728,593)	-	-
Total	$604,602,244	$482,422,641	$(396,757,460)	$67,179,280	$365,370	$728,251,402	$(29,560,673)	$-	$2,426,604

(b)	Non-income producing security.
(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Income Fund

Notes to Quarterly Schedule of Portfolio Holdings
August 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Income Fund